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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James H. Dodge and Susann G. Mark and each of them with full power of substitution and full power to act without the other, his true and lawful attorney-in-fact and agent form him in his name, place and stead, in any and all capacities, to execute any and all Post-Effective Amendments to the Registration Statement on Form S-8 (the "Registration Statement") covering the offering of shares of common stock of Providence Energy Corporation authorized to be issued under the Providence Energy Corporation 1989 Non-Employee Director Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        Signature                  Title                           Date


s/ James H. Dodge           Director                           February 25, 1999
________________________
James H. Dodge

s/ Douglas H. Johnson       Director                           February 25, 1999
________________________
Douglas H. Johnson


s/ Gilbert R. Bodell, Jr.   Director                           February 25, 1999
________________________
Gilbert R. Bodell, Jr.


s/ William Kreykes          Director                           February 25, 1999
________________________
William Kreykes


s/ Paul F. Levy             Director                           February 25, 1999
________________________
Paul F. Levy


s/ John H. Howland          Director                           February 25, 1999
________________________
John H. Howland


s/ Romola A. Marsella       Director                           February 25, 1999
________________________
Romola A. Marsella


s/ Kenneth W. Washburn      Director                           February 25, 1999
________________________
Kenneth W. Washburn


s/ M. Anne Szostak          Director                           February 25, 1999
________________________
M. Anne Szostak


s/ W. Edward Wood           Director                           February 25, 1999
________________________
W. Edward Wood